SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

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P.O. BOX 8016, CARY, NC 27512-9903 Ashland Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On January 23, 2024 For Stockholders of record as of November 30, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ASH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ASH Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before January 12, 2024. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/ASH TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Ashland Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type:Annual Meeting of Stockholders Date: Tuesday, January 23, 2024 Time: 10:30 AM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ASH for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ASH SEE REVERSE FOR FULL AGENDA.

Ashland Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. The election of 9 director nominees 1.01 Steven D. Bishop 1.02 Sanat Chattopadhyay 1.03 Suzan F. Harrison 1.04 Wetteny Joseph 1.05 Susan L. Main 1.06 Guillermo Novo 1.07 Sergio Pedreiro 1.08 Jerome A. Peribere 1.09 Janice J. Teal 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for fiscal 2024. 3. To consider and vote upon a non-binding advisory resolution approving the compensation paid to the Company's named executive officers. 4. To consider any other business properly brought before the Annual Meeting.